SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          The 59 Wall Street Fund, Inc.
------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                 Linda T. Gibson
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1. Title of each class of securities to which transaction applies:
         ------------------------------------------------------------------
         2. Aggregate number of securities to which transaction applies:
         ------------------------------------------------------------------
         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         -------------------------------------------------------------------
         4. Proposed maximum aggregate value of transaction:
         -------------------------------------------------------------------
         5. Total fee paid:
         -------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:
         -------------------------------------------------------------------
         2. Form, Schedule or Registration Statement No.:
         -------------------------------------------------------------------
         3. Filing Party:
         -------------------------------------------------------------------
         4. Date Filed:
         -------------------------------------------------------------------

                          The 59 Wall Street Fund, Inc.
                   21 Milk Street, Boston, Massachusetts 02109
                                 (617) 423-0800


                    Notice of Special Meeting of Shareholders
                           To be held October 22, 1999


                  A Special Meeting of Shareholders of The 59 Wall Street Inflation-Indexed Securities Fund, The 59 Wall Street U.S. Equity Fund, The 59 Wall Street Tax-Efficient Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, and The 59 Wall Street International Equity Fund (the Funds), each a series of The 59 Wall Street Fund, Inc. (the Corporation), will be held at the offices of Brown Brothers Harriman & Co. at 59 Wall Street, New York, NY 10005 on Friday, October 22, 1999 at 3:00 p.m. for the following purposes, all as set forth in the accompanying Proxy Statement. Please note that each of the Small Company Fund and the International Equity Fund seeks to achieve its investment objective by investing all of its investable assets in the Small Company Portfolio and the International Equity Portfolio (the Portfolios), respectively.

         For shareholders of all Funds:

              Proposal  1.  To  vote  on  an   amendment   to  the  Articles  of
              Incorporation of the Corporation regarding Director retirement and removal provisions.

              Proposal 2.  To elect four Directors of the Corporation.

              Proposal 3. To vote on the selection of Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         For shareholders of the Tax-Efficient Fund only:

              Proposal 4. To vote on an Investment Advisory Agreement with Brown Brothers Harriman & Co. for the Tax-Efficient Fund.

For shareholders of the Small Company Fund and the International Equity Fund only:

              Proposal 5. To authorize the Corporation, on behalf of each of the Small Company Fund and the International Equity Fund, to vote at a meeting of investors of each such Fund's corresponding Portfolio to vote on an amendment to the Declaration of Trust of the Portfolio regarding Trustee retirement and removal provisions.

              Proposal 6. To authorize the Corporation, on behalf of each of the Small Company Fund and the International Equity Fund, to vote at a meeting of investors of each such Fund's corresponding Portfolio to elect six Trustees of the Portfolio.

              Proposal 7. To authorize the Corporation, on behalf of each of the Small Company Fund and the International Equity Fund, to vote at a meeting of investors of each such Fund's corresponding Portfolio to vote on the selection of Deloitte & Touche LLP as the independent certified public accountants of the Portfolio.

For shareholders of the International Equity Fund only:

              Proposal 8. To authorize the Corporation, on behalf of the International Equity Fund, to vote at a meeting of investors of the International Equity Portfolio to vote on an Investment Advisory Agreement between Brown Brothers Harriman & Co. and the International Equity Portfolio.
              .
For shareholders of all Funds:

              Proposal 9: To transact such other business as may properly come before the meeting or any adjournment thereof.

         The Directors recommend that you vote in favor of items 1 through 8.

         Only shareholders of record on August 20, 1999 will be entitled to vote at the meeting and at any adjournments thereof.

                                             Linda T. Gibson, Secretary

September 10, 1999

Your Vote Is Important. We would appreciate your voting, signing and returning the enclosed proxy promptly, which will help in avoiding the additional expenses of a second solicitation. A stamped, self-addressed envelope is enclosed for your convenience.

                                 Proxy Statement

         This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of The 59 Wall Street Fund, Inc. (the Corporation), to be used at a special meeting of shareholders of The 59 Wall Street Inflation-Indexed Securities Fund, The 59 Wall Street U.S. Equity Fund, The 59 Wall Street Tax-Efficient Equity Fund, The 59 Wall Street Small Company Fund, The 59 Wall Street European Equity Fund, The 59 Wall Street Pacific Basin Equity Fund, and The 59 Wall Street International Equity Fund (the Funds) and at any adjournments thereof (the Meeting), to be held at the offices of Brown Brothers Harriman & Co., at 59 Wall Street, New York, NY 10005 on Friday, October 22, 1999 at 3:00 p.m. It is expected that proxy solicitations will be made primarily by mail. The Corporation will bear all proxy solicitation costs. The Corporation's officers and eligible institutions (pursuant to their agreements with the Corporation and fees paid thereunder) may also solicit proxies by telephone or personal interview at their own cost and at no additional cost to the Corporation. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Corporation. This Proxy Statement and the enclosed proxy card are expected to be distributed on or about September 10, 1999 to shareholders of record at the close of business on August 20, 1999 (the Record Date).

         Each of the Small Company Fund and the International Equity Fund seeks to achieve its investment objective by investing all of its investable assets in The Small Company Portfolio and the International Equity Portfolio (the Portfolios), respectively. Each Portfolio is an open-end management investment company having the same investment objective as its corresponding Fund. Shareholders of each of the Small Company Fund and the International Equity Fund are being asked to vote on certain matters because each Fund's corresponding Portfolio is calling a meeting of its investors (including the Small Company Fund and the International Equity Fund, respectively) to vote on such matters. The Corporation on behalf of each of the Small Company Fund and the International Equity Fund will cast its votes at the meeting of investors in that Fund's corresponding Portfolio on each matter, as applicable, in the same proportions as the votes cast by the Small Company Fund's or the International Equity Fund's shareholders, as the case may be.

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, the numbers of shares of beneficial interest of each Fund outstanding and entitled to vote at the Meeting were as follows:

         Inflation-Indexed Fund - 1,337,711 shares U.S. Equity Fund - 1,380,037 shares Tax-Efficient Fund - 2,811,952 shares Small Company Fund - 1,348,751 shares European Fund - 3,735,120 shares Pacific Basin Fund - 2,019,773 shares International Equity Fund - 4,342,661 shares

Each Share is entitled to one vote, and fractional Shares are entitled to proportionate shares of one vote.

         Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, acts as the administrator for the Corporation and as the investment adviser for the Portfolios and for the Inflation-Indexed Fund, the European Fund, the Pacific Basin Fund, the U.S. Equity Fund, and the Tax-Efficient Fund. 59 Wall Street Distributors, Inc., 21 Milk Street, Boston, Massachusetts 02109, acts as distributor for the Corporation.


The Board of Directors is recommending the following proposals:

PROPOSAL                                                                         FUNDS AFFECTED
-------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
1.   To  vote  on an  amendment  to the  Articles  of  Incorporation  of the      All
     Corporation regarding Director retirement and removal provisions.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
2.   To elect four Directors of the Corporation.                                  All
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
3.   To vote on the  selection of Deloitte & Touche LLP as the  independent       All
     certified public accountants of the Corporation.

--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
4.   To vote on an Investment  Advisory between the Corporation on behalf of     Tax-Efficient Equity Fund
     the Tax-Efficient  Equity Fund and its investment  adviser,  Brown Brothers
     Harriman & Co.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
5.   To authorize  the  Corporation,  on behalf of each of the Small Company      Small Company Fund
     Fund and the  International  Equity Fund, to vote at a meeting of investors  International Equity Fund of each such Fund's  corresponding  Portfolio,  to vote on an  amendment to the  Declaration of Trust of that Portfolio  regarding  Trustee  retirement and removal provisions.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
6.   To authorize  the  Corporation,  on behalf of each of the Small Company      Small Company Fund
     Fund and the  International  Equity Fund, to vote at a meeting of investors  International Equity Fund of each such Fund's corresponding  Portfolio, to elect six Trustees of that
     Portfolio.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
7.   To authorize  the  Corporation,  on behalf of each of the Small Company      Small Company Fund
     Fund and the  International  Equity Fund, to vote at a meeting of investors  International Equity Fund of each such Fund's  corresponding  Portfolio,  to vote on the selection of
     Deloitte & Touche as the independent  certified public  accountants of that
     Portfolio.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
8.       To authorize the  Corporation,  on behalf of the  International  Equity  International Equity Fund
     Fund,  to  vote at a  meeting  of  investors  of the  International  Equity
     Portfolio  to  vote  on  an  Investment   Advisory  Agreement  between  the
     International Equity Portfolio and Brown Brothers Harriman & Co.
--------------------------------------------------------------------------------- ------------------------------------
--------------------------------------------------------------------------------- ------------------------------------
9.   To transact such other business as may properly come before the  meeting     All
     or any adjournment thereof.
--------------------------------------------------------------------------------- ------------------------------------

         The Annual Report to Shareholders of each Fund, containing audited financial statements for its fiscal year ended October 31, 1998, and the most recent semi-annual report for the 6-month period ended April 30, 1999 were mailed to all shareholders of record of that Fund prior to the Meeting. These reports are available without charge upon request by calling the Corporation at
(800) 625-5759. These reports are not to be regarded as proxy solicitation material.

         This joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy statements for each Fund and, because many shareholders own Shares of more than one Fund, to avoid overburdening shareholders with more than one proxy statement. It is therefore essential that shareholders complete, date and sign the enclosed proxy card(s). Proposals 1, 2 and 3 relate to all of the Funds and shareholders of all Funds will vote together on these proposals. Proposal 4 relates only to the Tax-Efficient Fund. Proposals 5, 6 and 7 relate only to the Small Company Fund and the International Equity Fund and authorizes the Corporation to vote at a meeting of investors in each such Fund's corresponding Portfolio. Shareholders of each of the Small Company Fund and the International Equity Fund, as the case may be, will vote separately on this proposal. Thus, if the proposal is approved by the shareholders of one Fund and disapproved by the shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. Proposal 8 relates only to the International Equity Fund and authorizes the Corporation to vote at a meeting of investors in the International Portfolio. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of shares.

         In the event that a quorum is not present at the Meeting or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals and with respect to all or some of the Funds) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all Shares that they are entitled to vote with respect to such item, unless directed to vote AGAINST the item, in which case such Shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the proposals with respect to one or more Funds in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. With respect to proposals requiring all Funds to vote together as a group, a quorum is defined by the presence, in person or by proxy, of the holders of a majority of the Shares of the Corporation entitled to vote at the Meeting. With respect to proposals requiring each Fund to vote separately, a quorum is defined as the presence, in person or by proxy, of the holders of one-third of the Shares of such Fund entitled to vote at the Meeting.

         If you return your proxy card with no voting instructions, your Shares will be voted in favor of each matter described in the Proxy Statement. If you give instructions to abstain, your Shares will be represented at the Meeting for purposes of determining whether a quorum is present and your instructions to abstain will have the same effect as instructions to cast a negative vote. For purposes of determining the presence of a quorum of transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of proposals 1 through 8. The Corporation's Articles of Incorporation provide that, at any meeting of shareholders of a Fund, each eligible institution may vote any Shares as to which that eligible institution is the agent of record and which are otherwise not represented in person or by proxy at the Meeting, proportionately in accordance with the votes cast by holders of all Shares otherwise represented at the meeting in person or by proxy as to which that eligible institution is the agent of record. Any Shares so voted by an eligible institution will be deemed to be represented at the meeting for purposes of quorum requirements.

         In order that your Shares may be represented at the Meeting, you are requested to:

o        Indicate your instructions on the enclosed proxy card(s);
o        Date and sign the proxy card(s);
o Mail the proxy card(s) promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
o Allow sufficient time for the proxy card(s) to be received on or before 9:00 a.m. on October 22, 1999.

Proposal 1:     To Amend Articles Of Incorporation Of The Corporation
                Regarding Retirement And Removal Provisions.

         The Board of Directors of the Corporation has approved, and recommends that shareholders of the Corporation approve, a proposal to amend certain provisions of the Articles of Incorporation of the Corporation to establish a mandatory retirement age and removal provisions.

         In considering the amendment, the Directors considered and evaluated, among other things, a report of the Advisory Group of the Investment Company Institute on Best Practices of Fund Directors recommending that fund boards adopt policies on the retirement of directors. The Directors considered the fact that the Corporation's current Articles of Incorporation do not specifically define a Director's term of office or contain removal provisions and determined that the setting of a specific retirement age and removal provisions would enhance the Board's effectiveness. In considering the mandatory retirement age, the Directors also balanced the need for fresh perspectives against the benefits that the experience and institutional memory of existing Directors provides. Upon conclusion of its review, the Board recommended that the Articles of Incorporation be amended as proposed.

         The amendment would specifically provide that a Director shall hold office until he or she attains the age of seventy (except for the Directors elected prior to January 1, 2000 who hold office until he or she attains the age of seventy-two) or until he or she sooner dies, resigns or as otherwise removed for cause by the action of two-thirds of the remaining Directors or with or without cause by a vote of three quarters of the remaining Directors who are not "interested persons," as defined in the Investment Company Act of 1940 (Independent Directors) of the Corporation.

         If this item is approved by Shareholders of the Corporation, the Sixth Article of the Corporation's Articles of Incorporation shall be amended to read in relevant part as follows:

         Subject to the provisions of Section 16(a) of the Investment Company Act of 1940, a Director shall hold office until he or she attains the age of seventy (except with respect to Directors elected prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed for cause by the action of two-thirds of the remaining Directors or with or without cause by a vote of three quarters of the remaining Directors who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act. Removal with cause includes, but is not limited to, the removal of a Director due to physical or mental incapacity or failure to comply with such written policies as from time to time may be adopted by at least two-thirds of the Directors with respect to the conduct of the Directors and attendance at meetings.

         The full text of the Sixth Article of the Corporation's Articles of Incorporation, as proposed to be amended, is set forth in the Appendix B to this proxy statement.

         It is intended that proxies submitted by Shareholders of the Corporation not limited to the contrary will be voted in favor of amending the Articles of Incorporation of the Corporation as set forth in Appendix B. The amendment to the Articles of Incorporation of the Corporation requires the vote of a majority of the outstanding voting securities of the Corporation present in person or represented by proxy at the Meeting (Majority Shareholder Vote).

         The Board of Directors of the Corporation has concluded that the proposed amendment is in the best interest of the shareholders. Accordingly, the Board of Directors unanimously recommends that the shareholders of the
Corporation vote FOR the approval of the proposed amendments to the Corporation's Articles of Incorporation.

Proposal 2:       To Elect Four Directors Of The Corporation.

         It is proposed by the Board of Directors of the Corporation that there be a common board of Directors/Trustees for The 59 Wall Street Family of Funds. The 59 Wall Street Family of Funds currently consists of the Corporation, the Portfolios, The 59 Wall Street Trust (the Trust) and the U.S. Money Market Portfolio. The Directors of the Corporation believe that an identical Board would permit the Directors/Trustees to more efficiently supervise the affairs of each fund/portfolio in The 59 Wall Street Family of Funds.

         When The 59 Wall Street Family of Funds were organized, the Independent Directors/Trustees of the Corporation and the Trust were separate from those of the portfolios. The Directors of the Corporation now believe that the supervision of the affairs of The Wall Street Family of Funds will be more efficient and effective if there is a common Board. In considering the establishment of a common Board, the Directors considered and evaluated, among other things, a report of the Advisory Group of the Investment Company Institute on Best Practices of Fund Directors recommending that fund boards within a fund complex be organized as a unitary board. Specifically, the Directors determined that a common Board would provide Independent Directors/Trustees an opportunity to obtain better familiarity with the many aspects of fund/portfolio operations that are complex-wide in nature. These aspects include, for example, the nature and quality of compliance, administrative, transfer agency and custodial services, as well as distribution channels used by the complex. The Directors discussed the possibility that a common Board may provide the Independent Directors/Trustees greater access to the Investment Adviser and greater influence with the Investment Adviser than they would have if they were on separate boards. The Directors noted that the administrative costs, complexities and redundancies of separate meetings would also be reduced.

         The Board of Directors of the Corporation has fixed the number of Directors at nine, and, at a meeting on August 10, 1999, nominated Messrs. Carpenter, Clark, Seitzman and Ivory for election by the shareholders in accordance with the provisions of the 1940 Act.

         The following table shows the nominees for election as Directors of the Corporation, their principal occupations which, unless otherwise specified, are of more than five years duration, although the titles held may have varied during that period. Each nominees, if elected, each nominee would be an Independent Director. Only the Corporation's Independent Directors receive compensation from the Corporation. Unless otherwise indicated, the principal business address of each Director is 21 Milk Street, Boston, Massachusetts
02109.

                               Business Experience
Name                    Age    During Past Five Years

Richard L. Carpenter   66      Trustee of the U.S. Money Market  Portfolio,  U.S. Small Company  Portfolio and
                               International Equity Portfolio;  and Dow  Jones   Islamic   Market  Index
                               Portfolio    (since   March   1999); Retired;  Director  of  Investments,
                               Pennsylvania  Public School Employees'  Retirement System (prior to 1997).

Clifford A. Clark      69      Trustee of the U.S. Money Market  Portfolio,  U.S. Small Company  Portfolio and
                               International Equity Portfolio;  and Dow  Jones   Islamic   Market  Index
                               Portfolio    (since   March   1999); Retired.

David M. Seitzman      70      Trustee of the U.S. Money Market  Portfolio,  U.S. Small Company  Portfolio and
                               International Equity Portfolio; Physician, Private Practice.

J. Angus Ivory         67      Trustee  of Dow Jones  Islamic  Market  Index  Portfolio  (since  March  1999);
                               Committee  Member,  St.  Thomas  Hospital  Pain  Clinic  (since  1999);
                               Director  of  Brown  Brothers   Harriman  Ltd.,   subsidiary  of  Brown
                               Brothers Harriman & Co.; Director of Old Daily Saddlery;  Advisor,  RAF
                               Central Fund.


         If this proposal is approved, the Directors of the Corporation shall receive an annual base fee of $15,000 (except for the Chairman who shall receive a base fee of $20,000) which shall be allocated among all funds and all active portfolios in The Wall Street Family of Funds, based on their respective net assets. In addition, each fund/portfolio in The Wall Street Family of Funds that has commenced operations shall pay an annual fee to each Director of $1,000. Currently, Directors of the Corporation receive a base annual fee of $15,000 (except the Chairman who receives a base annual fee of $20,000) which is paid jointly by all funds in the Wall Street Family of Funds and allocated among the funds based upon their respective net assets. In addition, each fund which has commenced operations pays an annual fee to each Director of $1,000.


         The following table outlines the  compensation  received by the current
Directors of the Corporation for the most recent fiscal year.

                                                                                  Total
                                                                                  Compensation
                                                                                  From the
                                            Pension or                            Corporation
                           Aggregate        Retirement                            and Fund
                           Compensation     Benefits Accrued     Estimated Annual Complex*
Name of Person,            from the         as Part of           Benefits upon    Paid to
Position                   Corporation      Fund Expenses        Retirement       Directors

J.V. Shields, Jr.**,         $11,146                 none              none         $31,000
Director

Eugene P. Beard***,          $10,172                 none              none         $26,000
Director

David P. Feldman***,         $10.172                 none              none         $26,000
Director

Alan G. Lowy***,             $10,172                 none              none         $26,000
Director

Arthur D. Miltenberger***,   $10,172                 none             none          $26,000
Director

* The "Fund Complex" consists of the Corporation, the Trust and all active portfolios in The Wall Street Family of Funds. There are currently eleven funds and three active portfolios in The 59 Wall Street Family of Funds. **Mr. Shields is an "interested person" of the Corporation, as defined in the 1940 Act, because of his affiliation with a registered broker-dealer. ***These Directors are members of the standing Audit Committee of the Corporation. Each member attended all four of the Audit Committee meetings held during the Corporation's last fiscal year. The duties and functions of the Audit Committee are, among other things, to (1) serve as the liaison between the independent auditors and the Funds' management as their duties relate to assuring the integrity of the Funds' financial reporting and the safeguarding of the Funds' assets; (2) assure the independence of the auditors, the integrity of management and the adequacy of disclosures to shareholders; and (3) review the scope of the audit, the financial results of the Fund for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby assists the Board of Directors in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices. The Corporation does not have a nominating committee or a compensation committee.

         As of June 30, 1999, the Directors of the Corporation, individually or as a group directly or indirectly beneficially owned less than 1% of the outstanding shares of each Fund and less than 1% of the aggregate beneficial interests in the Portfolios.

         During the fiscal year ended June 30, 1999 the Board of Directors met four times. Each Director attended at least 75% of the meetings of the Board of Directors of the Corporation.

         Election of the nominees as Directors of the Corporation requires a Corporation Majority Shareholder Vote.

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used to vote FOR the election of the four nominees indicated below as Directors of the Corporation. Please note that each nominee has consented to serve if elected at the Meeting.

         The Directors unanimously recommend that you vote FOR election of the nominees as Directors of the Corporation. In the event the shareholders of the Corporation fail to approve this proposal, the Directors of the Corporation will consider what further action should be taken.


Proposal 3:        Ratification Of Selection Of Accountants.

         A majority of the Independent Directors of the Corporation have selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, as independent certified public accountants to sign or certify any financial statements which may be filed by the Corporation with the Securities and Exchange Commission in respect of all or any part of the fiscal year ending June 30, 2000. The employment of such auditors is expressly conditioned upon the right of the Corporation, by a Majority Shareholder Vote at any meeting called for the purpose, to terminate such employment forthwith without any penalty.
Such is subject to ratification or rejection by the shareholders of the Corporation at a meeting of such shareholders. Deloitte & Touche LLP currently serves as the independent certified public accountants of the Corporation and has served as independent certified public accountants for the Corporation since its commencement of operations. The Corporation is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Corporation.

         The Corporation's independent certified public accountants provide customary professional services in connection with the audit function for a management investment company such as the Corporation, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Corporation, opinions on the financial statements and other data included in the Corporation's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Corporation's registration statement, and preparation of the Corporation's federal and state income tax returns. The nature and scope of the professional services of the accountants were approved by the Corporation's Directors, who have considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence. If the Corporation receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Corporation will arrange to have a representative of Deloitte & Touche LLP present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the Corporation to ratify the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by the Corporation to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal years ending October 31, 1999 and October 31, 2000.

         The Directors of the Corporation recommend that the shareholders of the Corporation vote FOR ratification of the selection of Deloitte & Touche LLP as the independent certified public accountants of the Corporation. In the event the shareholders of the Corporation fail to approve this proposal, the Directors of the Corporation will consider what further action should be taken.

Proposal 4:       To  Approve  The  Investment  Advisory  Agreement  Between
                  The  Corporation  On  Behalf  Of  The Tax-Efficient Fund
                  And Brown Brothers Harriman & Co.

         Brown Brothers Harriman & Co. acts as investment adviser to the Tax-Efficient Fund pursuant to an Investment Advisory Agreement with Brown Brothers Harriman & Co. dated August 11, 1998. The Advisory Agreement is set forth as Appendix A to this Proxy Statement. The Advisory Agreement was approved by the Fund's initial shareholder on November 2, 1998 but has not previously been submitted for approval by the Fund's public shareholders.

         Pursuant to the Advisory Agreement, Brown Brothers Harriman & Co. provides investment advice and portfolio management services to the Fund. Subject to the supervision of the Corporation's Directors, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Fund, arranges for the execution of the purchase and sale orders for the portfolio transactions of the Fund and generally manages the Fund's investments.

         Pursuant to the Advisory Agreement, Brown Brothers Harriman & Co. receives a fee equal to an annual rate of 0.65% of the Tax-Efficient Fund's average daily net assets. The Fund has not yet completed its first fiscal year of operations.

         The Advisory Agreement will remain in full force and effect for two years from the date of such agreement and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Directors of the Corporation who are not parties to the proposed Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a vote of a majority of the Fund's outstanding shares, and by the Corporation's Independent Directors who are not parties to the Advisory Agreement. The Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Directors of the Corporation or by a vote of the holders of a majority of the Fund's outstanding shares on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. upon 90 days' written notice to the Fund. In addition, the Advisory Agreement will terminate immediately and automatically if assigned.

         The Advisory Agreement further provides that Brown Brothers Harriman & Co. shall not be liable for any error of judgment or mistake of law of for any loss suffered by the Fund in connection with matters to which the Advisory Agreements relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Board of Directors, including a majority of the Independent Directors who were not parties to the proposed Advisory Agreement approved the proposed Advisory Agreement on November 11, 1998 and authorized its presentation to the shareholders of the Fund on August 10, 1999. At the time of such action by the Directors of the Corporation, Messrs. David P. Feldman, Arthur D. Miltenberger, Eugene P. Beard, Alan G. Lowy and J.V. Shields, Jr. were Directors of the Corporation. The Board of Directors received materials relating to the Advisory Agreement in advance of the meeting and had the opportunity to ask questions and request further information.

         Before approving the Advisory Agreement, the Directors conducted a review of the various documents, reports and other materials submitted to them by Brown Brothers Harriman & Co., information that they were familiar with as Directors, as well as information obtained from independent sources such as Lipper Analytical Services, Inc. Specifically, the Directors received, among other things, information on comparative fees charged to other investment companies by other investment advisers; comparative performance results, and expense ratio data comparing the Fund with other investment companies of similar size and with similar investment objectives.

         The Board of Directors and the Independent Directors considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index. The Directors reviewed the background of the portfolio management team and spoke with senior management responsible for investment operations. Among other things, they considered the size, education and experience of the management team and its use of technology. The Directors reviewed the nature, quality, cost and extent of administrative and shareholder servicing/eligible institution services performed for the 59 Wall Street Funds by Brown Brothers Harriman and its affiliates. The Directors considered the Fund's expense ratio as well as the expense ratio of a peer group and considered the amount and nature of fees paid by shareholders. The Directors considered the level of Brown Brothers Harriman & Co.'s profits with respect to managing the Fund as well as other funds/portfolios in The 59 Wall Street Fund family and reviewed any affiliated brokerage transaction costs. After careful consideration of the above factors, the Directors approved the proposed Advisory Agreement.

         For  information  about Brown Brothers  Harriman & Co., the identity of
its  general  partners  and  its  other   contractual   arrangements   with  the
Corporation, see pages 19-22 of this Proxy Statement.

         Authorization of the Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding Shares of that Fund, or (b) 67% of the Shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding Shares of that Fund are present or represented by proxy at the Meeting.

         The Directors of the Corporation recommend that the shareholders of the Tax-Efficient Fund vote FOR the approval of the Advisory Agreement. In the event the shareholders of the Fund fail to approve this Proposal, the Directors of the Corporation will consider what further action should be taken.


Proposal 5: Authorizing The Amendment Of The Declaration Of Trust Of The Small Company Portfolio And The International Equity Portfolio Regarding Trustee Retirement And Removal Provisions.

         The Board of Trustees of each Portfolio has approved, and recommends that investors in that Portfolio approve, a proposal to amend certain provisions of the Portfolio's Declaration of Trust to establish a mandatory retirement age and expand removal provisions relating to Trustees of the Portfolio.

         In considering the amendment, the Trustees considered and evaluated, among other things, a report of the Advisory Group of the Investment Company Institute on Best Practices of Fund Directors recommending that fund boards adopt policies on the retirement of directors. The Trustees considered the provisions of the current Declaration of Trust and determined that the setting of a specific retirement age and revising the removal provisions would enhance the Board's effectiveness. In considering the mandatory retirement age, the Trustees balanced the need for fresh perspectives against the benefits that the experience and institutional memory of existing Trustees provides. Upon conclusion of its review, the Board recommended that the Declaration of Trust be amended as proposed.

         Each Portfolio's  Declaration of Trust currently  provides,  in Section
2.2 of Article II, that beginning with the Trustees elected at the first meeting of investors, each Trustee holds office until the termination of the Portfolio unless the Trustee resigns or is removed as otherwise provided in the Declaration.

         The Trustees of each Portfolio have recommended that the respective Declarations of Trust be amended. Such amendments would specifically provide that a Trustee shall hold office until he or she attains the age of seventy (except for Trustees elected prior to January 1, 2000 who would hold office until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is otherwise removed as provided in the respective Declarations of Trust. Additionally, such amendments would provide that a Trustee could be removed with or without cause by a vote of three-quarters of the remaining Trustees who are Independent Trustees of a Portfolio.

         If this item is approved by Shareholders and the other investors in each Portfolio, the definition section of each Portfolio's Declaration of Trust shall be amended in relevant part to read as follows:

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.

        Section 2.2 of Article II of the Portfolio's Declaration of Trust shall be amended in relevant part to read as follows:

         Subject to the provisions of Section 16(a) of the 1940 Act and except as provided in Section 2.3 hereof, each Trustee shall hold office until he or she attains the age of seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

         Section 2.3 of Article II of the Portfolio's Declaration of Trust shall be amended in relevant part as follows:

         Any Trustee may be removed with or without cause by the action of three-quarters of the remaining Trustees who are Independent Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section
         2.1 hereof).

         The full text of applicable sections of each Portfolio's Declaration of Trust, as proposed to be amended, are set forth in the Appendix C to this proxy statement.

         It is intended that proxies submitted by Shareholders of the Small Company Fund and the International Equity Fund not limited to the contrary will be voted in favor of amending the respective Portfolio's Declaration of Trust as set forth in Appendix C. Amendment of the Portfolio's Declaration of Trust requires the vote of investors in the Portfolio holding more than 50% of the total interests entitled to vote.

         The Board of Directors the Corporation unanimously recommends that the shareholders of each of the Small Company Fund and the International Equity Fund vote FOR the approval of the proposed amendments to the Declaration of Trust of that Fund's corresponding Portfolio. In the event the shareholders of one or both Funds fail to approve this proposal, the Directors of the Corporation will consider what further action should be taken.


Proposal 6:       Authorizing  The Election Of Six Trustees Of The Small
                  Company  Portfolio  And The  International Equity Portfolio.

         It is proposed by the Board of Trustees of the Small Company Portfolio and the International Equity Portfolio that there be a common Board of Directors/Trustees for The 59 Wall Street Family of Funds. The Trustees of the Portfolios believe that an identical Board would permit the Directors/Trustees to more efficiently supervise the affairs of each fund/portfolio in The 59 Wall Street Family of Funds.

         When The 59 Wall Street Family of Funds were organized, the Independent Trustees of the Portfolios were dissimilar from the Directors/Trustees of the Corporation and the Trust. The Trustees of each Portfolio now believe that the supervision of the affairs of The Wall Street Family of Funds will be more efficient and effective if there is a common Board. In considering the establishment of a common Board, the Trustees considered and evaluated, among other things, a report of the Advisory Group of the Investment Company Institute on Best Practices of Fund Directors recommending that fund boards within a fund complex be organized as a unitary board. Specifically, the Trustees determined that a common Board would provide Independent Trustees/Directors an opportunity to obtain better familiarity with the many aspects of fund/portfolio operations that are complex-wide in nature. These aspects include, for example, the nature and quality of compliance, administrative, transfer agency and custodial services, as well as distribution channels used by the complex. The Trustees discussed the possibility that a common Board may provide the Independent Trustees/Directors greater access to the Investment Adviser and greater influence with the Investment Adviser than they would have if they were on separate boards. The Trustees noted that the administrative costs, complexities and redundancies of separate meetings would also be reduced.

         The Board of Trustees of each Portfolio has fixed the number of Trustees at nine, and, at a meeting on August 10, 1999, nominated Messrs. Sheilds, Beard, Feldman, Lowy, Miltenberger and Ivory for election by the investors in accordance with the provisions of the 1940 Act.

         The following table shows the nominees for election as Trustees of each
Portfolio, their principal occupations which, unless otherwise specified, are of more than five years  duration,  although the titles held may have varied during that period.  Asterisks indicate those Trustees who are "interested persons," as defined  in the 1940  Act,  of each  Portfolio.  Only the  Independent  Trustees receive  compensation  from the  Portfolios.  Unless  otherwise  indicated,  the
principal  business  address  of  each  Trustee  is  21  Milk  Street,   Boston,
Massachusetts 02109.


                                Business Experience
Name                     Age    During Past Five Years


J.V. Shields, Jr.*       61      Chairman of the Board and  Director/Trustee  of the Corporation and the
                                 Trust;  Director,  Chairman  and Chief  Executive  Officer of Shields &
                                 Company;  Chairman of Capital Management Associates,  Inc.; Director of
                                 Flowers  Industries,  Inc; Vice Chairman and Trustee of New York Racing
                                 Association.

Eugene P. Beard          64      Director/Trustee  of the Corporation and the Trust;  Executive Vice President -
                                 Finance and Operations of The Interpublic Group of Companies, Inc.

David P. Feldman         59      Director/Trustee of the Corporation and the Trust;  Retired; Vice President and
                                 Investment Manager - AT&T Investment  Management  Corporation (prior to
                                 October 1997);  Director of Dreyfus Mutual Funds;  and Jeffrey Co.; and
                                 Heitman Financial.

Alan G. Lowy             60      Director/Trustee  of the Corporation and the Trust;  Private  Investor;
                                 Secretary,  Los Angeles  County  Board of  Investments  (prior to March
                                 1995).

Arthur D. Miltenberger   60      Director/Trustee  of the  Corporation  and the Trust;  Retired;  Executive Vice
                                 President  and Chief  Financial  Officer of Richard K.  Mellon and Sons
                                 (prior to June 1998);  Treasurer of the Richard King Mellon  Foundation
                                 (prior  to June  1998);  Vice  President  of the  Richard  King  Mellon
                                 Foundation;  Trustee,  R.K.  Mellon  Family  Trusts;  General  Partner,
                                 Mellon   Family   Investment   Company  IV,  V  and  VI;   Director  of
                                 Aerostructures Corporation (since 1996).

J. Angus Ivory           67      Trustee  of Dow Jones  Islamic  Market  Index  Portfolio  (since  March
                                 1999);  Committee  Member,  St.  Thomas  Hospital  Pain  Clinic  (since
                                 1999);  Director of Brown Brothers  Harriman Ltd.,  subsidiary of Brown
                                 Brothers Harriman & Co.; Director of Old Daily Saddlery;  Advisor,  RAF
                                 Central Fund.


         Should this proposal be approved, the Trustees of the Portfolio will receive an annual base fee of $15,000 (except for the Chairman who shall receive a base fee of $20,000) which shall be allocated among all funds and all active portfolios in The Wall Street Family of Funds, based on their respective net assets. In addition, each fund/portfolio in The Wall Street Family of Funds that has commenced operations shall pay an annual fee to each Trustee of $1,000. Currently, the Trustees of the Portfolios receive a base annual fee of $12,000 (except the Chairman who receives a base annual fee of $17,000) which was paid jointly by the U.S. Money Market Portfolio, U.S. Small Company Portfolio and International Equity Portfolio and allocated among the Portfolios based upon their respective net assets. In addition, each portfolio in The Wall Street Family of which had commenced operations pays an annual fee to each Trustee of $1,000.

         The following table outlines the  compensation  received by the current
Trustees of the Portfolios for the most recent fiscal year.


                                                                                          Total
                                                                                          Compensation
                                                Pension or                                from the
                                                Retirement                                Corporation and
Name                       Aggregate            Benefits Accrued      Estimated Annual    Fund Complex*
of Person,                 Compensation         as Part of            Benefits upon       Paid
Position                   from the Portfolios  Fund Expenses         Retirement          to Trustees

Richard L. Carpenter**,    $3,030                    none               none              $15,000
Trustee

Clifford A. Clark**,       $3,030                    none               none              $15,000
Trustee

David M. Seitzman**,       $3,030                    none               none              $15,000
Trustee

J. Angus Ivory,            N/A                       N/A                 N/A              N/A
Nominee


* The "Fund Complex" consists of the Trust, the Corporation and all active portfolios in The Wall Street Family of Funds. There are currently eleven funds and three active portfolios in The 59 Wall Street Family of Funds. **These Trustees are members of the standing Audit Committee of the Portfolios. Each member attended all four of the Audit Committee meetings held during the Portfolios' last fiscal year. The duties and functions of the Audit Committee are, among other things, to (1) serve as the liaison between the independent auditors and the Portfolios' management as their duties relate to assuring the integrity of the Portfolios' financial reporting and the safeguarding of the Portfolios' assets; (2) assure the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests; and (3) review the scope of the audit, the financial results of the Portfolios for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby assists the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices. The Portfolios do not have nominating or compensation committees.

         As of June 30, 1999, the Trustees of the Portfolios, individually or as a group directly or indirectly beneficially owned less than 1% of the aggregate beneficial interests in each Portfolio.

         During the fiscal year ended June 30, 1999 the Board of Trustees of the Portfolios met four times. Each Trustee of the Portfolios attended all of the meetings of the Board of Trustees of the Portfolios.

         It is the present intention that the enclosed proxy will, unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, be used to vote FOR the election of the six nominees as Trustees of each Portfolio. Please note that each nominee has consented to serve if elected at the Meeting.


         Election of the nominees as Trustees of a Portfolio requires the vote of investors in that Portfolio holding more than 50% of the total interests entitled to vote.

         The Directors unanimously recommend that the shareholders of each of the Small Company Fund and the International Equity Fund vote FOR election of the nominees as Trustees of that Fund's corresponding Portfolio. In the event the shareholders of one or both Funds fail to approve this proposal, the Directors of the Corporation will consider what further action should be taken.

Proposal 7:       Ratification  Of Selection Of  Accountants Of The Small
                  Company  Portfolio And The  International Equity Portfolio.

         A majority of the Independent Trustees of each Portfolio have selected Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts 02116, as independent certified public accountants to sign or certify any financial statements which may be filed by the Portfolio with the Securities and Exchange Commission in respect of all or any part of the fiscal years ending October 31, 1999 and October 31, 2000, the employment of such auditors being expressly conditioned upon the right of the Portfolio, by vote of a majority of the outstanding "voting securities" in the Portfolio at any meeting called for the purpose, to terminate such employment forthwith without any penalty. Such selection was made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the investors of each Portfolio at a meeting of such investors. Deloitte & Touche LLP currently serves as the independent certified public accountants of each Portfolio and has served as independent certified public accountants of each Portfolio since its commencement of operations. Each Portfolio is informed that no member of Deloitte & Touche LLP has any direct or material indirect interest in the Portfolio.

         The independent certified public accountants of each Portfolio provide customary professional services in connection with the audit function for a management investment company such as that Portfolio, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio, opinions on the financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio's registration statement, and preparation of the Portfolio's federal and state income tax returns. The nature and scope of the professional services of the accountants were approved by each Portfolio's Trustees, who have considered the possible effect thereof on the independence of the accountants.

         Representatives of Deloitte & Touche LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they do so desire and will be available should any matter arise requiring their presence. If the Corporation receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Corporation will arrange to have a representative of Deloitte & Touche LLP present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies not limited to the contrary will be voted in favor of authorizing the ratification of the selection of Deloitte & Touche LLP as the independent certified public accountants to be employed by each Portfolio to sign or certify financial statements required to be signed or certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal years ending October 31, 1999 and October 31, 2000.

         The Directors of the Corporation recommend that the shareholders of each of the Small Company Fund and the International Equity Fund vote FOR the ratification of the selection of Deloitte & Touche LLP as the independent certified public accountants of that Fund's corresponding Portfolio. In the event the shareholders of the one or both Funds fail to approve this proposal, the Directors of the Corporation will consider what further action should be taken.

PROPOSAL 8.    Authorize  The  Corporation To  Approve  An  Investment Advisory
               Agreement  Between International Equity Portfolio And Brown
               Brothers Harriman & Co.

         Brown Brothers Harriman & Co. acts as investment adviser to International Equity Portfolio pursuant to an Investment Advisory Agreement with Brown Brothers Harriman & Co., dated August 23, 1994. The Advisory Agreement is set forth as Appendix D to this Proxy Statement. The Advisory Agreement was originally approved by the Portfolio's initial investor on June 6, 1997.

         Pursuant to the Advisory Agreement, Brown Brothers Harriman & Co. renders investment advisory services to the Portfolio. Subject to the supervision of the Portfolio's Trustees, Brown Brothers Harriman & Co. makes the day-to-day investment decisions for the Portfolio, arranges for the execution of the purchase and sale orders for the portfolio transactions of the Portfolio and generally manages the Portfolio's investments.

         Pursuant to the Advisory Agreement, Brown Brothers Harriman & Co. receives a fee equal to an annual rate of 0.65% of the International Equity Portfolio's average daily net assets. For the fiscal year ended October 31, 1998, Brown Brothers Harriman received an advisory fee equal to $448,851. The net assets of the Portfolio as of October 31, 1998 were $66,632,581.

         The Advisory Agreement will remain in full force and effect for two years from the date of such agreement and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent
Trustees of the Portfolio who are not parties to the proposed Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval, or (ii) by a vote of a majority of the Portfolio's outstanding voting securities, and by the Portfolio's Independent Trustees who are not parties to the Advisory Agreement. The Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Trustees of the Portfolio or by a vote of the holders of a majority of the Portfolio's outstanding shares on 60 days' written notice to Brown Brothers Harriman & Co. and by Brown Brothers Harriman & Co. upon 90 days' written notice to the Portfolio. In addition, the agreement will terminate immediately and automatically if assigned.

         The Advisory Agreement further provides that Brown Brothers Harriman & Co. shall not be liable for any error of judgment or mistake of law of for any loss suffered by the Portfolio in connection with matters to which the Advisory Agreements relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

         The Board of Trustees, including a majority of those Independent Trustees who were not parties to the proposed Advisory Agreement approved the proposed Advisory Agreement on November 10, 1998 and authorized its presentation to the investors in the Portfolio on August 10, 1999. At the time of such action by the Trustees of the Portfolio, Messrs. H.B. Alvord, Richard L. Carpenter, Clifford A. Clark, and David M. Seitzman were Trustees of the Portfolio. The Board of Trustees received materials relating to the Advisory Agreement in advance of the meeting and had the opportunity to ask questions and request further information.

         Before approving the Advisory Agreement, the Trustees conducted a review of the various documents, reports and other materials submitted to them by Brown Brothers Harriman & Co., information that they were familiar with as Trustees, as well as information obtained from independent sources such as Lipper Analytical Services, Inc. Specifically, the Trustees received, among other things, information on comparative fees charged to other investment companies by other investment advisers; comparative performance results, and expense ratio data comparing the Portfolio with other investment companies of similar size and with similar investment objectives.

         The Board of Trustees and the Independent Trustees considered whether the Portfolio has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed the Portfolio's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index. The Trustees reviewed the background of the portfolio management team and spoke with senior management responsible for investment operations. Among other things, they considered the size, education and experience of the management team and its use of technology. The Trustees reviewed the nature, quality, cost and extent of administrative and shareholder servicing/eligible institution services performed for the 59 Wall Street Funds by Brown Brothers Harriman and its affiliates. The Trustees considered the Portfolio's overall expenses as well as the expense ratio of the International Equity Fund in comparison to a peer group. The Trustees also considered the amount and nature of fees paid by shareholders of the International Equity Fund. The Trustees considered the level of Brown Brothers Harriman & Co.'s profits with respect to managing the Portfolio as well as other funds/portfolios in The 59 Wall Street Fund family and reviewed any affiliated brokerage transaction costs. After careful consideration of the above factors, the Trustees approved the proposed Advisory Agreement .

         For  information  about Brown Brothers  Harriman & Co., the identity of
its  general  partners  and  its  other   contractual   arrangements   with  the
Corporation, see pages 19-22 of this Proxy Statement.

         Approval of the International Equity Portfolio's Investment Advisory Agreement with Brown Brothers Harriman & Co. requires the vote of investors in the Portfolio holding more than 50% of the total interests entitled to vote.

         The Directors of the Corporation recommend that the shareholders of each Fund vote to approve this Proposal. In the event that the shareholders of the International Equity Fund fail to approve this Proposal, the Directors of the Corporation will consider what further action should be taken.


PROPOSAL 9:       OTHER BUSINESS

         Neither the Directors of the Corporation nor the persons appointed as proxies are aware of any matters other than those set forth in the accompanying Notice of Special Meeting which may be presented by others, nor do they have any intention of bringing before the Meeting for action any matters other than those specified in such Notice. If any other business shall properly come before the Meeting, the persons appointed as proxies shall vote thereon in accordance with their best judgment. Proposals of shareholders which are intended to be presented at a future shareholder meeting must be received by the Corporation a reasonable time prior to the Corporation's solicitation of proxies relating to such future meeting.

                             Additional Information

Officers of the Corporation and the Portfolios.

         The following table sets forth certain information about the current officers of the Corporation and the Portfolios. All officers are "interested persons," as defined in the 1940 Act. Unless otherwise indicated, the principal business address of each officer is 21 Milk Street, Boston, Massachusetts 02109.


                           Position with
                           the Corporation and        Business Experience
Name                       the Portfolios             During Past Five Years

Philip W. Coolidge         President                  Chief  Executive  Officer and  President  of
                                                      Signature  Financial  Group,  Inc.  ("SFG"),
                                                      59 Wall Street Distributors,  Inc. ("59 Wall
                                                      Street  Distributors")  and  59 Wall  Street
                                                      Administrators,    Inc.   ("59 Wall   Street
                                                      Administrators").

James E. Hoolahan          Vice President             Senior Vice President of SFG.

John R. Elder              Treasurer                  Vice President of SFG (since April 1995).

Linda T. Gibson            Secretary                  Senior  Vice   President   and   Secretary   of  SFG;
                                                      Secretary  of 59  Wall  Street  Distributors
                                                      and 59 Wall Street Administrators.

Molly S. Mugler            Assistant Secretary        Vice  President  and  Assistant   Secretary  of  SFG;
                                                      Assistant   Secretary   of  59 Wall   Street
                                                      Distributors      and     59 Wall     Street
                                                      Administrators.

Susan Jakuboski            Assistant Treasurer
                           Assistant Secretary*       Vice President of SFG; Assistant Secretary, Assistant Treasurer and Vice
                                                      President of Signature Financial Group (Grand Cayman) Limited (since
                                                      August 1994).



Christine A. Drapeau       Assistant Secretary        Vice   President   of  SFG  (since   January   1996);
                                                      Paralegal and  Compliance  Officer,  various
                                                      financial  companies  (July  1992 to January
                                                      1996);  Graduate  Student,  Bentley  College
                                                      (prior to December 1994).

Linwood C. Downs           Assistant Treasurer        Senior  Vice   President   and   Treasurer   of  SFG;
                                                      Treasurer  of  59 Wall  Street  Distributors
                                                      and 59 Wall Street Administrators.

*Ms. Jakuboski is Assistant Secretary of the Portfolios only.

Brown Brothers Harriman & Co.

         Brown Brothers Harriman & Co., Private Bankers, is a New York limited partnership established in 1818. The principal offices of Brown Brothers Harriman & Co. are located at 59 Wall Street, New York, New York 10005. Brown Brothers Harriman & Co. is subject to regulation by the Superintendent of Banks of the State of New York and by the Department of Banking of the Commonwealth of Pennsylvania. The firm is also subject to supervision and examination by the Commissioner of Banks of the Commonwealth of Massachusetts. Brown Brothers Harriman & Co. provides a broad range of investment management services for customers in the United States and abroad. At June 30, 1999, it managed total assets of approximately $33 billion.

         The general partners of Brown Brothers Harriman & Co. are Messrs. J. William Anderson, Peter B. Bartlett, Brian A. Berris, Taylor S. Bodman, John J. Borland, Douglas A. Donahue, Jr., Anthony T. Enders, A. T. Erckientz, T. M. Farley, John A. Gehret, Elbridge T. Gerry, Jr., Robert R. Gould, Kyosuke Hashimoto, Ronald J. Hill, Landon Hilliard, Radford W. Klotz, Michael Kraynak, Jr., T. Michael Long, Hampton S. Lynch, Jr., Michael W. McConnell, William H. Moore III, Donald B. Murphy, John A. Nielsen, Eugene C. Rainis, A. Heaton Robertson III, Jeffrey A. Schoenfeld, Stokley P. Towles, Andrew J. F. Tucker, Lawrence C. Tucker, Maarten van Hengel, Douglas C. Walker, Laurence F. Whittemore and Richard H. Witmer, Jr. and Mss. Kristen F. Giarrusso and Susan C. Livingston. The mailing address for each general partner is Brown Brothers Harriman & Co., 59 Wall Street, New York, New York 10005, with the following exceptions: Messrs. Bodman, Donahue, Robertson and Towles and Mss. Giarrusso and Livingston at Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109; Mr. Walker at Brown Brothers Harriman & Co., 1531 Walnut Street, Philadelphia, Pennsylvania 19102; Mr. Borland at 125 South Wacker Drive, Suite 2150, Chicago, Illinois 60606; Mr. Hashimoto at Daimatsu Building, 4th Floor, 8-14 Nihonbashi 3-Chome, Chuo-Ku, Tokyo, 103-0027, Japan; and Mr. Lynch at Veritas House, 125 Finsbury Pavement, London EC2A 1PN, England. The five partners with the largest economic interests in Brown Brothers Harriman & Co. are Messrs. Enders, Hilliard, Murphy, Tucker and McConnell. The Steering Committee of Brown Brothers Harriman & Co. is comprised of Messrs. Enders, Bartlett, Hilliard, Murphy, Tucker, Donahue and McConnell. Messrs. Nielsen and Murphy have significant management responsibilities relating to the Corporation and the Portfolio.

         The investment advisory services provided by Brown Brothers Harriman & Co. to each Fund and Portfolio are not exclusive under the terms of each Advisory Agreement. Brown Brothers Harriman & Co. is free to and does render similar investment advisory services to others, including the other funds/portfolios in the 59 Wall Street Family of Funds. The names of the equity funds/portfolios in the 59 Wall Street Family of Funds for which Brown Brothers Harriman & Co. provides investment advisory services, the approximate amounts of their net assets or market value as of June 30, 1999 and the annual rates of Brown Brothers Harriman & Co.'s fees for its investment advisory services to such companies are as follows:
                                                       Rate of Investment
                                Net Assets             Advisory Compensation
                                as of                  as Percentage of Average
Name of Fund                    June 30, 1999          Daily Net Assets
------------                    -------------          =======================

U.S. Small Company Portfolio    $17,900,402                0.65%

The 59 Wall Street              $141,008,531               0.65%
European Equity Fund

The 59 Wall Street              $61,218,867                0.65%
Pacific Basin Equity Fund

The 59 Wall Street U.S.         $23,732,901                0.65%
Equity Fund

The 59 Wall Street Tax-         $35,079,607                0.65%
Efficient Equity Fund

International Equity Portfolio  $60,830,281                0.65%

         The Corporation has entered into an Eligible Institution Agreement and a Shareholder Servicing Agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. acts as shareholder servicing agent for its customers and for other fund investors. These shareholder services include: answering inquiries regarding account status and history, the manner in which purchases and redemptions of Shares may be effected, and certain other matters pertaining to the Fund; assisting in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the transfer agent; transmitting purchase and redemption orders to the transfer agent; arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the distributor of the gross amount of purchase and redemption orders for Shares; and providing other related services.

         The Corporation on behalf of each Fund has agreed to pay Brown Brothers Harriman & Co. for these services a fee, which is computed daily and may be paid monthly and is equal to an annual percentage rate of the value of Fund Shares owned by or for shareholders for whom Brown Brothers Harriman & Co. is acting either as shareholder servicing agent or eligible institution.

                 Shareholder Servicing/Eligible Institution Fees

                               Percentage of            Fees Paid During
Fund                           Daily Net Assets         Most Recent Fiscal Year

Tax-Efficient Fund              0.25%                            N/A*

International Equity
Fund                            0.25%                         $59,095

*The Fund has not yet completed a full fiscal year.

         The Corporation and the International Equity Portfolio have also entered into an Administrative Services Agreement with Brown Brothers Harriman & Co. pursuant to which Brown Brothers Harriman & Co. administers all aspects of the Corporation's/Portfolio's operations subject to the supervision of the Directors of the Corporation/Trustees of the Portfolio. In connection with its responsibilities as Administrator and at its own expense, Brown Brothers Harriman & Co. (i) provides the services of persons competent to perform such supervisory, administration and clerical functions as are necessary in order to provide effective administration, including the maintenance of certain books and records; (ii) oversees the performance of administrative and professional services by others, including the Custodian, Transfer Agent and Dividend Disbursing Agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation of, but does not pay for, the periodic updating of the registration statement and the Fund's prospectus, the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, and the preparation of tax returns and reports to the Fund's shareholders/Portfolio's investors and the Securities and Exchange Commission.

         The Corporation on behalf of the Tax-Efficient Equity Fund and the International Equity Fund and the International Equity Portfolio have agreed to pay Brown Brothers Harriman & Co. for these services a fee, which is computed daily and may be paid monthly equal to an annual percentage rate of the Fund's/Portfolio's average daily net assets. The following table outlines the compensation received by Brown Brothers Harriman & Co. for such services and the fees received by brown Brothers Harriman & Co. for the most recent fiscal year.

                               Administration Fees

                                    Percentage of       Fees Paid During
Fund                                Daily Net Assets    Most Recent Fiscal Year

Tax-Efficient Fund                  0.15%                 N/A*

International Equity
Fund                                0.125%               $29,548

International Equity
Portfolio                           0.035%               $23,282


*The Fund has not yet completed a full fiscal year.

         Brown Brothers Harriman & Co. pays a subadministration fee as determined from time to time to 59 Wall Street Administrators, Inc. Therefore the net administration fee payable to Brown Brothers Harriman & Co. is lower.

         The Glass-Steagall Act prohibits certain financial institutions from engaging in the business of underwriting, selling or distributing securities and from sponsoring, organizing or controlling a registered open-end investment company continuously engaged in the issuance of its shares, such as the Corporation. There is presently no controlling precedent prohibiting financial institutions such as Brown Brothers Harriman & Co. from performing the investment advisory, administrative or shareholder servicing/eligible institution functions described above. If Brown Brothers Harriman & Co. were to terminate the Tax Efficient Fund's Investment Advisory Agreement or the International Equity Portfolio's Investment Advisory Agreement or were prohibited from acting in either such capacity, it is expected that Directors of the Corporation and/or the Trustees of the International Equity Portfolio would recommend to the shareholders of the Fund or investors in the International Equity Portfolio, as the case may be, that they approve a new investment advisory agreement with another qualified adviser selected by the Directors/Trustees. If Brown Brothers Harriman & Co. were to terminate its
Shareholder Servicing Agreement, Eligible Institution Agreement or Administrative Services Agreement with the Corporation or were prohibited from acting in any such capacity, its customers would be permitted to remain shareholders of the Corporation and alternative means for providing shareholder services or administrative services, as the case may be, would be sought. In such event, although the operation of the Corporation and/or the Portfolio might change, it is not expected that any shareholders and/or investors would suffer any adverse financial consequences. However, an alternative means of providing shareholder services may afford less convenience to investors.

              Pursuant to a license agreement between the Corporation and Brown Brothers Harriman & Co. dated September 5, 1990, as amended as of December 15, 1993, the Corporation may continue to use in its name "59 Wall Street", the current and historic address of Brown Brothers Harriman & Co. The agreement may be terminated by Brown Brothers Harriman & Co. at any time upon written notice to the Corporation upon the expiration or earlier termination of any investment advisory agreement between a Fund or any investment company in which a series of the Corporation invests all of its assets and Brown Brothers Harriman & Co. Termination of the agreement would require the Corporation to change its name and the name of each Fund to eliminate all reference to "59 Wall Street".

                             Portfolio Transactions

         In effecting securities transactions for the Tax-Efficient Fund or the International Equity Portfolio, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a broker's ability to execute orders without disturbing the market price, a broker's reliability for prompt, accurate confirmations and on-time delivery of securities, and the quality and reliability of brokerage services, including execution capability and performance and financial responsibility, and may consider the research and other investment information provided by such brokers. Accordingly, the commissions charged by a broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by that broker.

         The Investment Adviser may direct a portion of the Fund's and/or the Portfolio's securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive to pay other unaffiliated service providers on behalf of the Fund and/or the Portfolio, as the case may be, for services provided for which the Fund and/or Portfolio would otherwise be obligated to pay. Such commissions paid are at the same rate paid to other brokers for effecting similar transactions in listed equity securities. For the most recent fiscal year, the International Equity Portfolio paid no brokerage commissions to the Investment Adviser.
The Tax Efficient Fund has not yet completed a full fiscal year.

         On those occasions when Brown Brothers Harriman & Co. deems the purchase or sale of a security to be in the best interests of a Fund and/or Portfolio as well as other customers, Brown Brothers Harriman & Co., to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for the Fund and/or
Portfolio with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions, if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction are made by Brown Brothers Harriman & Co. in the manner it considers to be most equitable and consistent with its fiduciary obligations to its customers, including the Fund and/or Portfolio. In some instances, this procedure might adversely affect the Fund and/or Portfolio.

                                            By Order of the Board of Directors.
                                            Linda T. Gibson, Secretary.

                                                                    APPENDIX A
                          THE 59 WALL STREET FUND, INC.
                          INVESTMENT ADVISORY AGREEMENT

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND


         AGREEMENT, made on the 11th day of August, 1998, between THE 59 WALL STREET FUND, INC., a Maryland corporation (the "Corporation"), on behalf of The 59 Wall Street Tax-Efficient Equity Fund (the "Fund"), and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser"),

         WHEREAS, the Corporation is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the " 1940 Act"); and

         WHEREAS, the Corporation desires to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to render such services;

         NOW, THEREFORE, this Agreement

                                   WITNESSETH:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Corporation hereby appoints the Adviser to act as investment adviser to the Fund for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Subject to the general supervision of the Directors of the Corporation, the Adviser shall manage the investment operations of the Fund and the composition of the Fund's portfolio of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Fund's investment objective and policies as stated in the Prospectus (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

                  (a) the Adviser shall furnish a continuous investment program for the Fund's portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Fund, and what portion of the assets will be invested or held uninvested as cash;

                  (b) the Adviser shall use the same skill and care in the management of the Fund's portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent;

                  (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Corporation's Articles of Incorporation and By-Laws and the Prospectus of the Fund and with the instructions and directions of the Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations including, without limitation, the regulations and rulings of the New York State Banking Department;

                  (d) the Adviser shall determine the securities to be purchased, sold or lent by the Fund and as agent for the Fund will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall also make recommendations regarding whether or not the Fund shall enter into repurchase or reverse repurchase agreements and interest rate futures contracts.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other customers, the Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers;

                  (e) the Adviser shall  maintain books and records with respect to the Fund's securities transactions and shall render to the Corporation's Directors such periodic and special reports as the Directors may reasonably request; and

                  (f) the investment management services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Corporation has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, it any:

                  (a) Articles of Incorporation of the Corporation, filed with the State of Maryland on July 16, 1990 (such Articles of Incorporation, as presently in effect and as amended from time to time, are herein called the "Articles of Incorporation");

                  (b) By-Laws of the Corporation (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

                  (c) Certified resolutions of the Directors of the Corporation authorizing the appointment of the Adviser and approving the form of this Agreement;

                  (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (No. 33-48605) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission") on March 1, 1993 relating to the Corporation and the shares of common stock, par value $.001 per share (the "Shares"), of the Fund;

                  (e) Notification of Registration of the Corporation under the 1940 Act on Form N-8A as filed with the Commission on July 16, 1990; and

                  (f)  Prospectus  of the Fund,  dated  September 21, 1998 (such prospectus, as presently in effect and as amended or supplemented with respect to the Fund from time to time, is herein called the "Prospectus").

         4. The Adviser shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2(e). The Adviser agrees that all records which it maintains for the Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act any such records as are required to be maintained by the Adviser with respect to the Fund by Rule 31a-1 of the Commission under the 1940 Act.

         5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes and brokerage commissions, if any).

         6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will receive from the Fund as full compensation therefor a fee at an annual rate equal to 0.65 % of the Fund's average daily net assets. This fee will be computed based on net assets at 4:00 P.M. New York time on each day the New York Stock Exchange is open for trading and will be paid to the Adviser monthly during the succeeding calendar month.

         7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         8. This Agreement shall continue in effect for two years from the date of its execution and thereafter, but only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated with respect to the Fund by the Corporation at any time, without the payment of any penalty, by vote of a majority of all the Directors of the Corporation or by "vote of a majority of the outstanding voting securities" of the Fund on 60 days written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days written notice to the Corporation. This Agreement will automatically and immediately terminate in the event of its "assignment".

         9. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Directors of the Corporation from time to time, have no authority to act for or represent the Fund or the Corporation in any way or otherwise be deemed an agent of the Fund or the Corporation.

         10. This Agreement may be amended by mutual consent, but the consent of the Corporation must be approved (a) by vote of a majority of those Directors of the Corporation who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Fund.

         11. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

         12. Notices of any kind to be given to the Adviser by the Corporation shall be in writing and shall be duly given if mailed or delivered to the Adviser at 59 Wall Street, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Corporation. Notices of any kind to be given to the Corporation by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Corporation at The 59 Wall Street Fund, Inc., 21 Milk Street, Boston, Massachusetts 02109, Attention: Secretary, or at such other address or to such other individual as shall be specified by the Corporation to the Adviser.

         13. The Directors have authorized the execution of this Agreement in their capacity as Directors and not individually and the Adviser agrees that neither the shareholders nor the Directors nor any officer, employee, representative or agent of the Corporation shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Corporation, that the shareholders, Directors, officers, employees, representatives and agents of the Corporation shall not be personally liable hereunder, and the Adviser shall look solely to the property of the Corporation for the satisfaction of any claim hereunder.

         14. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.


                                               THE 59 WALL STREET FUND, INC.


                                               By/s/JOSEPH V. SHIELDS, JR.
                                               Joseph V. Shields, Jr., Chairman

ATTEST:



Christine A. Drapeau
Assistant Secretary
                                               BROWN BROTHERS HARRIMAN & CO.


                                               By/s/JOHN A. NIELSEN
                                               John A. Nielsen, Partner

ATTEST:



Christine A. Drapeau
Assistant Secretary

                                                                     APPENDIX B


         Proposed amendment to Article Sixth of the Articles of Amendment of the Corporation (words added are underscored):

SIXTH: The number of Directors of the Corporation shall initially be five. The number of Directors may be increased or decreased in accordance with the By-laws so long as the number is never less than three. The names of the initial Directors who shall act until the first annual meeting or until their successors are duly chosen and qualified are: Philip W. Coolidge, Cynthia J. Colitti, James
E.  Hoolahan,  Gail E. McHugh and Molly S. Mugler.  Subject to the provisions of
Section 16(a) of the Investment Company Act of 1940, a Director shall hold office until he or she attains the age of seventy (except with respect to Directors elected prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed for cause by the action of two-thirds of the remaining Directors or with or without cause by a vote of three-quarters of the remaining Directors of the Corporation who are not "interested persons" of the Corporation as defined in Section 2(a)(19) of the Investment Company Act. Removal with cause includes, but is not limited to, the removal of a Director due to physical or mental incapacity or failure to comply with such written policies as from time to time may be adopted by at least two-thirds of the Directors with respect to the conduct of the Directors and attendance at meetings.

                                                                     APPENDIX C


         Proposed amendment to Section 1.2 (Definitions) of the Declaration of Trust of each Portfolio (words deleted have been marked through and words added are underscored):

         "Independent   Trustees"   shall  mean  those   Trustees  who  are  not
         "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.


         Proposed Amendment to Sections 2.2 and 2.3 of Article II of the Declaration of Trust of each Portfolio (words deleted have been marked through and words added are underscored):

         Section 2.2. Term and Election. Each Trustee named herein, or elected or appointed prior to the first meeting of the Holders, shall (except in the event of resignations or removals or vacancies pursuant to
         Section 2.3 or 2.4 hereof) hold office until his successor has been elected at such meeting and has qualified to serve as Trustee, as required under the 1940 Act. Subject to the provisions of Section 16(a) of the 1940 Act and except as provided in Section 2.3 hereof, each Trustee shall hold office during the lifetime of this Trust and until its termination as hereinafter provided until he or she attains the age of seventy (except with respect to Trustees who are elected as Trustees prior to January 1, 2000, until he or she attains the age of seventy-two), or until he or she sooner dies, resigns or is removed as provided in Section 2.3 below.

         Section 2.3. Resignation, Removal and Retirement Any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing executed by such Trustee and delivered or mailed to the Chairman, if any, the President or the Secretary of the Trust and such resignation shall be effective upon such delivery, or at a later date according to the terms of the instrument. Any Trustee may be removed by the affirmative vote of Holders of two-thirds of the Interests or (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof) with a cause, by the action of two-thirds of the remaining Trustees. Any Trustee may be removed with or without cause by the action of three-quarters of the remaining Trustees who are Independent Trustees (provided the aggregate number of Trustees, after such removal and after giving effect to any appointment made to fill the vacancy created by such removal, shall not be less than the number required by Section 2.1 hereof). Removal with cause includes, but is not limited to, the removal of a Trustee due to physical or mental incapacity or failure to comply with such written policies as from time to time may be adopted by at least two-thirds of the Trustees with respect to the conduct of the Trustees and attendance at meetings. Any Trustee who has attained a mandatory retirement age, if any, established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action by such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees, may be retired by written instrument executed by a majority of the other Trustees, specifying the date of such Trustee's retirement. Upon the resignation, retirement or removal of a Trustee or a Trustee otherwise ceasing to be a Trustee, such resigning, retired removed or former Trustee shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of such resigning, retired, removed or former Trustee. Upon the death of any Trustee or upon removal, retirement or resignation due to any Trustee" incapacity to serve as Trustee, the legal representative of such deceased, removed, retired or resigning Trustee shall execute and deliver on behalf of such deceased, removed, retired or resigning Trustee such documents as the remaining Trustees shall require for the purpose set forth in the preceding sentence.

                                                                   APPENDIX D

                         INTERNATIONAL EQUITY PORTFOLIO
                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT, made this day of August 23, 1994 between INTERNATIONAL EQUITY PORTFOLIO, a New York trust, (the "Portfolio"), and BROWN BROTHERS HARRIMAN & CO., a New York limited partnership (the "Adviser"),

         WHEREAS, the Portfolio is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Portfolio desires to retain the Adviser to render investment advisory services, and the Adviser is willing to render such services;

NOW, THEREFORE, this Agreement

                                   WITNESSETH:

that in consideration of the premises and mutual promises hereinafter set forth, the parties hereto agree as follows:

         1. The Portfolio hereby appoints the Adviser to act as investment adviser to the Portfolio for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Subject to the general supervision of the Board of Trustees of the Portfolio, the Adviser shall manage the investment operations of the Portfolio and the composition of the Portfolio's portfolio of securities and investments, including cash, the purchase, retention and disposition thereof and agreements relating thereto, in accordance with the Portfolio's investment objective and policies as stated in the Registration Statement on Form N-1A (as defined in paragraph 3 of this Agreement) and subject to the following understandings:

         (a) the Adviser shall furnish a continuous investment program for the Portfolio and determine from time to time what investments or securities will be purchased, retained, sold or lent by the Portfolio, and what portion of the assets will be invested or held uninvested as cash;

         (b) the Adviser shall use the same skill and care in the management of the Portfolio as it uses in the administration of other accounts for which it has investment responsibility as agent;

         (c) the Adviser, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Portfolio's Declaration of Trust and By-Laws and the Registration Statement on Form N-1A of the Portfolio and with the instructions and directions of the Trustees of the Portfolio and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations including, without limitation, the regulations and rulings of the New York State Banking Department;

         (d) the Adviser shall determine the securities to be purchased, sold or lent by the Portfolio and as agent for the Portfolio will effect portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities; in placing orders with brokers and or dealers the Adviser intends to seek best price and execution for purchases and sales; the Adviser shall determine whether or not the Portfolio shall enter into repurchase or reverse repurchase agreements, contracts providing for the making or acceptance of a cash settlement based upon changes in the value of an index of securities, or put or call option contracts, with respect to the Portfolio's portfolio.

         On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other customers, the Adviser, may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other customers;

         (e) the Adviser shall maintain books and records with respect to the Portfolio's securities transactions and shall render to the Portfolio's Trustees such periodic and special reports as the Trustees may reasonably request; and

         (f) the investment management services of the Adviser to the Portfolio under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services to others.

         3. The Portfolio has delivered copies of each of the following documents to the Adviser and will promptly notify and deliver to it all future amendments and supplements, if any:

         (a) Declaration of Trust of the Portfolio, dated August 15, 1994 (such Declaration of Trust, as presently in effect and as amended from time to time, is herein called the "Declaration of Trust");

         (b) By-Laws of the Portfolio (such By-Laws, as presently in effect and as amended from time to time, are herein called the "By-Laws");

         (c) Certified resolutions of the Trustees of the Portfolio authorizing the appointment of the Adviser and approving the form of this Agreement;

         (d) Registration Statement under the 1940 Act, as amended, on Form N-1A (the "Registration Statement") as filed with the Securities and Exchange Commission (the "Commission"); and

         (e) Notification of Registration of the Portfolio under the 1940 Act on Form N-8A as filed with the Commission.

         4. The Adviser shall keep the Portfolio's books and records required to be maintained by it pursuant to paragraph 2(e). In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Adviser hereby agrees that all records which it maintains for the Portfolio are property of the Portfolio and further agrees to surrender promptly to the Portfolio any such records upon the Portfolio's request. The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records required to be maintained by Rule 31a-1 under the 1940 Act.

         5. During the term of this Agreement the Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Portfolio (including taxes and brokerage commissions, if any).

         6. For the services provided and the expenses borne pursuant to this Agreement, the Adviser will receive from the Portfolio as full compensation therefor a fee at an annual rate equal to 0.65% of the portfolio's average daily net assets. This fee will be computed based on net assets at 4:00 P.M. New York time on each day the New York Stock Exchange is open for trading and will be paid to the Adviser monthly during the succeeding calendar month.

         7. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from wilful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         8. This Agreement shall continue in effect for two years from the date of its execution and thereafter, but only so long as its continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of all the Trustees of the Portfolio or by ,"vote of a majority of the outstanding voting securities" of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 90 days' written notice to the Portfolio. This Agreement will automatically and immediately terminate in the event of its "assignment".

         9. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Trustees of the Portfolio from time to time, have no authority to act for or represent the Portfolio in any way or otherwise be deemed an agent of the Portfolio.

         10. This Agreement may be amended by mutual consent, but the consent of the Portfolio must be approved (a) by vote of a majority of those Trustees of the Portfolio who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) by "vote of a majority of the outstanding voting securities" of the Portfolio.

         11. As used in this Agreement, the terms "assignment", "interested persons" and "vote of a majority of the outstanding voting securities" shall have the meanings assigned to them respectively in the 1940 Act.

         12. Notices of any kind to be given to the Adviser by the Portfolio shall be in writing and shall be duly given if mailed or delivered to the Adviser at 59 Wall Street, New York, New York 10005, Attention: Treasurer, or at such other address or to such other individual as shall be specified by the Adviser to the Portfolio. Notices of any kind to be given to the Portfolio by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Portfolio at International Equity Portfolio, Butterfield House, Fort Street, P.O. Box 705, George Town, Grand Cayman BWI, or at such other address or to such other individual as shall be specified by the Portfolio to the Adviser.

         13. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original.

         14. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers or Partners designated below on the day and year first above written.

                                              INTERNATIONAL EQUITY PORTFOLIO


                                              By




                                              BROWN BROTHERS HARRIMAN & CO.


                                              By

PROXY CARD                                                           PROXY CARD

                      THE 59 WALL STREET SMALL COMPANY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street Small Company Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         --------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

5. To authorize the Corporation to vote at a meeting of investors of the U.S. Small Company Portfolio to vote on an amendment to the Declaration of Trust of the Portfolio regarding Trustee retirement and removal provisions.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

6. To authorize the Corporation to vote at a meeting of investors of the U.S. Small Company Portfolio to elect J.V. Shields, Jr., Eugene P. Beard, David P. Feldman, Alan G. Lowy and Arthur D. Miltenberger as Trustees of the Portfolio.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         ---------------------------------------------------------------------

7. To authorize the Corporation to vote at a meeting of investors of the U.S. Small Company Portfolio to select Deloitte & Touche LLP as the independent certified public accountants of the Portfolio.

         ____ FOR                   ____ AGAINST            ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                           ------------------------------------
                                           Signature

                                           ------------------------------------
                                           Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

PROXY CARD                                                           PROXY CARD

                  THE 59 WALL STREET INTERNATIONAL EQUITY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street International Equity Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed          ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         ---------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST          ____ ABSTAIN

5. To authorize the Corporation to vote at a meeting of investors of the International Equity Portfolio to vote on an amendment to the Declaration of Trust of the Portfolio regarding Trustee retirement and removal provisions.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

6. To authorize the Corporation to vote at a meeting of investors of the International Equity Portfolio to elect J.V. Shields, Jr., Eugene P. Beard, David P. Feldman, Alan G. Lowy and Arthur D. Miltenberger as Trustees of the Portfolio.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         --------------------------------------------------------------------

7. To authorize the Corporation to vote at a meeting of investors of the International Equity Portfolio to select Deloitte & Touche LLP as the independent certified public accountants of the Portfolio.

         ____ FOR                   ____ AGAINST             ____ ABSTAIN

8. To authorize the Corporation to vote at a meeting of investors of the International Equity Portfolio to vote to approve the Investment Advisory Agreement between the International Equity Portfolio and its investment adviser, Brown Brothers Harriman & Co.

         ____ FOR                   ____ AGAINST              ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                         ------------------------------------
                                         Signature

                                         ------------------------------------
                                         Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

PROXY CARD                                                           PROXY CARD

                       THE 59 WALL STREET U.S. EQUITY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street U.S. Equity Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST             ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         --------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST            ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                           ------------------------------------
                                           Signature

                                          ------------------------------------
                                          Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.


PROXY CARD                                                           PROXY CARD

                  THE 59 WALL STREET TAX-EFFICIENT EQUITY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street Tax-Efficient Equity Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST             ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         ----------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST              ____ ABSTAIN

4. To vote to approve the Investment Advisory Agreement between the Corporation on behalf of The 59 Wall Street Tax-Efficient Equity Fund and its investment adviser, Brown Brothers Harriman & Co.

         ____ FOR                   ____ AGAINST              ____ ABSTAIN


9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                         Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

PROXY CARD                                                       PROXY CARD

              THE 59 WALL STREET INFLATION-INDEXED SECURITIES FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street Inflation-Indexed Securities Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST               ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         --------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

PROXY CARD                                                           PROXY CARD

                     THE 59 WALL STREET EUROPEAN EQUITY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street European Equity Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST          ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed           ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         -------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST       ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                          ------------------------------------
                                          Signature

                                          ------------------------------------
                                          Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

PROXY CARD                                                        PROXY CARD

                  THE 59 WALL STREET PACIFIC BASIN EQUITY FUND

                  A Proxy for a Special Meeting of Shareholders
                           to be held October 22, 1999

         The undersigned, revoking all Proxies heretofore given, hereby appoints each of Philip W. Coolidge, Christine A. Drapeau, Linda T. Gibson, Susan Jakuboski, Molly S. Mugler, or any one of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of all of the undersigned all shares in The 59 Wall Street Pacific Basin Equity Fund (the "Fund"), a series of The 59 Wall Street Fund, Inc. (the "Corporation"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation to be held at 59 Wall Street, New York, New York, on Friday October 22, 1999 at 3:00 p.m., Eastern Time, and at any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows:

Proxy Solicited on Behalf of the Fund's Board of Directors.

The Board of Directors Recommends a Vote For the Following Proposals.

1. To approve the amendment to the Articles of Incorporation of the Corporation regarding Director retirement and removal provisions.

         ____ FOR                   ____ AGAINST           ____ ABSTAIN

2.       To elect Richard L. Carpenter, Clifford A. Clark, David M. Seitzman and
         J. Angus Ivory as Directors of the Corporation.

         ____ FOR all nominees listed          ____ WITHHOLD authority to vote
                (except as marked to the contrary below)

         Instruction:  To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line below.

         -------------------------------------------------------------------

3. To select Deloitte & Touche LLP as the independent certified public accountants of the Corporation.

         ____ FOR                   ____ AGAINST               ____ ABSTAIN

9. To transact such other business as may properly come before the meeting or any adjournment thereof.

The Shares Represented Hereby will be Voted as Indicated or For any Proposals for which No Choice is Indicated.

The Proxies are Authorized in Their Discretion to Vote Upon Such Other Matters as May Come Before the Meeting or any Adjournment Thereof.

Date: _________________
                                           ------------------------------------
                                           Signature

                                           ------------------------------------
                                           Signature of joint owner, if any

Note:  Please Sign Exactly as Your Name(s) Appear on this Card

When signing as attorney, executor, administrator, trustee, guardian, or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.